UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 23, 2020

Date of Report (Date of earliest event reported)

Sophiris Bio Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1258 Prospect Street La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 777-1760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	SPHS	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 23, 2020 Sophiris Bio Inc. (the “Company”) entered into a Deferral Agreement related to its Loan and Security Agreement (the “Agreement”) with Silicon Valley Bank (“SVB”), effective April 22, 2020.  The Deferral Agreement defers the Company’s obligations to make principal payments for six months beginning on May 1, 2020. During the six-month deferral period, the Company will be required to make interest only payments (subject to the potential acceleration of the debt as a result of an event of default). As of April 23, 2020, the outstanding principal balance of the Company's loan under the Loan and Security Agreement was $4.0 million and interest payments were current. The Company will be obligated to begin to make principal and interest payments effective November 1, 2020. In connection with the deferral of principal payments, the Deferral Agreement extends the maturity date of the Agreement by six months to March 2022.

The foregoing is only a brief description of the Deferral Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Deferral Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Company has been engaged in a discussion of strategic alternatives for more than a year and there is no assurance that Sophiris will be able to enter into any strategic transaction or be able to obtain additional financing to enable it to continue to operate.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Deferral Agreement to Loan and Security Agreement between the Registrant and Silicon Valley Bank dated April 22, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sophiris Bio Inc.

Dated: April 29, 2020
	By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer